1999
                        POINTE COMMUNICATIONS CORPORATION
                   PAY FOR PERFORMANCE STOCK OPTION AGREEMENT


     THIS OPTION AGREEMENT is entered into by and between Pointe Communications Corporation (the "Company" ) and _________ (the "Optionee") in accordance with the terms and conditions of the 1999 Pay for Performance Stock Option Plan adopted by the Company (the "Plan"), a copy of which is on file at the principal office of the Company.

     The  Company  and  the  Optionee  hereby  agree  as  follows:

1.     OPTION  OF  SHARES.  Subject  to  the  terms  and  conditions hereof, the
       ------------------
Optionee shall have the right from the date hereof through the term hereof to purchase up to _______ shares of the $.00001 par value common stock of the Company (such ______ shares hereinafter referred to as the "Optioned Shares" and this option hereinafter referred to as the "Option"). The number of Optioned Shares which may be purchased by Optionee hereunder are referred to as "Vested Optioned Shares."

2.     OPTION  PRICE.  The price per share for each of the Optioned Shares to be
       -------------
paid by the Optionee shall be $_____ per share (hereinafter referred to as the "Option Price"), such Option Price having been determined in accordance with the Plan.

3.     EXERCISE  AND  TERM  OF  OPTION.  This  Option  may  be exercised only by
       -------------------------------
delivery by the Optionee to the Company or the Company's delegate of written notice of exercise executed by the Optionee on the exercise form set forth as
Exhibit  A  attached  hereto  and  made a part hereof, which exercise form shall
----------
identify this Option, together with the number of Vested Optioned Shares with respect to which the Optionee is exercising the Option; in addition, upon exercise, Optionee shall execute and deliver the agreements referenced in Sections 3 and 4 of Exhibit B hereto. Notwithstanding any provisions herein to
                    ---------
the contrary, the determination of Vested Optioned Shares which can be purchased at any time by the Optionee shall be as set forth in Exhibit B attached hereto
                                                       ---------
and made a part hereof. In addition, this Option shall not be exercisable either in whole or in part (and the Option shall become null and void) after whichever of the following first occurs:



          (i)     January  31,  2006;

          (ii) if the Optionee was not, at all times during the period beginning on the date hereof and ending on the date three (3) months before the proposed date of exercise of this Option, in Continuous Status as an Employee; except if such cessation of Continuous Status as an Employee was caused by the death of the Optionee, in which case such period shall end on the date six (6) months following the date of death, and except if such cessation of Continuous Status as an Employee occurred before the Option otherwise expired and was as a result of the total and permanent disability of the Optionee as defined in the Plan, in which case, such period shall end on the date twelve (12) months from the date of Optionee's cessation in Continuous Status as an Employee by reason of such disability; or

          (iii) the violation by the Optionee of the terms of that certain Non-Competition Agreement of even date herewith between the Optionee and the Company; or

          (iv) the effective date of the liquidation or dissolution of the Company.

4.     OPTION  NON-TRANSFERABLE.  During  the  lifetime  of  the  Optionee, this
       ------------------------
Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee and, subject to Paragraph 5 below, no other person shall acquire any rights in this Option.

5.     DEATH  OF  OPTIONEE AND TRANSFER OF OPTION.  In the event of the death of
       ------------------------------------------
the  Optionee,  the  unexercised  portion  of  this Option owned by the deceased
Optionee shall be exercisable to the extent provided in Paragraph 3 by the executors or administrators of the estate of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. Such exercise shall be effected in accordance with the terms set forth in Paragraph 3 as if such executor, administrator or legatee was the Optionee herein. This Option shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution.

6.     MEDIUM  AND  TIME  OF  PAYMENT.  The Option Price shall be payable by the
       ------------------------------
Optionee  (or  his  successors in accordance with Paragraph 5 above) in cash, or otherwise  in  the  manner  set  forth  in  Exhibit  A  hereto.
                                            ----------

7.     DELIVERY  OF  STOCK  CERTIFICATES.  Except  as  provided  in Exhibit B or
       ---------------------------------                            ---------
Exhibit  C,  as promptly as practicable after the receipt by the Company of full
----------
payment for Vested Optioned Shares which have been properly exercised, the Company shall deliver to the Optionee a stock certificate representing the stock of the Company so purchased.

8.     STATUS  OF  OPTION.  This  Option  is  intended  to be an Incentive Stock
       ------------------
Option.

9.     OTHER  TERMS AND CONDITIONS.  In addition to the terms and conditions set
       ---------------------------
forth herein, this Option is subject to and governed by the other terms and conditions set forth in the Plan, which other terms and conditions are hereby incorporated by reference. In the case of express conflict, the provisions of this Option Agreement shall govern.

     IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of this 9th day of August, 1999.

COMPANY:

POINTE  COMMUNICATIONS  CORPORATION


By:_______________________________________
Title:____________________________________

                                [CORPORATE SEAL]

OPTIONEE:


_______________________________________
Name:

                                    EXHIBIT A
                                    ---------

                          NOTICE OF EXERCISEOF EXERCISE

     The undersigned Optionee hereby exercises his option to purchase __________ Vested Optioned Shares subject to the Option Agreement between Pointe
Communications Corporation and the undersigned Optionee dated ____________________. The undersigned Optionee hereby delivers, together with this written statement of exercise, payment (by cash, check or wire transfer) of the Option Price multiplied by the exercised Vested Optioned Shares.

     (OPTIONEE'S  INITIALS)
     _______

     If Optionee has initialed this paragraph, Optionee shall have elected a "cashless" exercise to purchase the number of Vested Optioned Shares set forth above, and Optionee hereby authorizes and directs the Company to withhold from the issuance that number of Vested Optioned Shares which, when multiplied by the Market Price per share of the Vested Optioned Shares on the date hereof, is equal to the Option Price multiplied by the exercised Vested Optioned Shares (and such withheld Vested Optioned Shares shall no longer be issuable pursuant to this Option). For purposes hereof, "Market Price" shall have the meaning set forth on the second page of this Exhibit A.

     This  _____  day  of  _______________,  _____.

                        OPTIONEE:


                        ____________________________________

     ______________ hereby acknowledges receipt of the above notice of exercise and payment of the Option Price, this _____ day of _______________, _____.

                        POINTE  COMMUNICATIONS  CORPORATION


                        By:_________________________________
                        Title:_______________________________

                                 [CORPORATE  SEAL]

                                EXHIBIT A  (Page  2)
                                --------------------


          "Market Price" means the average of the closing prices of the Company's common stock on all domestic securities exchanges on which it may be at the time listed or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, on such day or, if on any such day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty-one
(21) days consisting of the day as of which "Market Price" is being determined and the twenty (20) consecutive business days prior to such day; provided that if such securities are listed on any domestic securities exchange, the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair market value thereof determined conclusively by the Committee appointed by the Company to administer the Plan.

                                    EXHIBIT B

                     DETERMINATION OF VESTED OPTIONED SHARES

     The Option may be exercised with respect to the Vested Optioned Shares existing at the date of proper exercise of the Option, as determined by the following performance-based formula:

     TOTAL  #  Optioned  Shares  ("TS")  =  ________________

     Performance objectives to be measured as of December 31, 1999 by conclusive
review  and  determination  of     Board  of  Directors

     Weighted Percentage ("WP") is the weighted average percentage of attainment of objectives as set forth below

     Vested  Optioned  Shares  @     12/31/99  =  (1/3)  (WP)  (TS)
     12/31/00  =  (2/3)  (WP)  (TS)
     12/31/01  =  (WP)  (TS)

                      A                               B                            C

Payout   Company Objectives (75%)*         Unit Objectives (25%)**     Individual Objectives (0%)***

120%     Revenues > 100% of Target         > 100% of Target            Far Exceeds

100%     Revenues 85% - 100% of Target     85% - 100% of Target        Consistently Exceeds

80%      Revenues 70% - 85% of Target      70% - 85% of Target         Meets Criteria

0%       Revenues < 70% of Target          < 70% of Target             < Meets Criteria


     As an example, if the Option has a total of 20,000 Optioned Shares, and the Company has revenues of 90% of target, the Unit has profits of 100% of target, and the Optionee has individual overall evaluation of meets criteria, the calculation of Vested Optioned Shares would be as follows:

     Objective  A:     100%  x  75%  =  75%

     Objective  B:     100%  x  25%  =  25%

     Objective  C:       80%  x  0%  =   0%
                                       100%

     100%  x  20,000  Optioned  Shares  =  20,000  earned

     20,000 x 1/3 = 6,667 or 1/3 shares as cumulative Vested Optioned Shares at 12/31/99

     20,000 x 2/3 = 13,333 or 2/3 shares as cumulative Vested Optioned Shares as of 12/31/2000

     20,000  cumulative  Vested  Optioned  Shares  as  of  12/31/2001


     In addition to the foregoing calculation, all Optioned Shares which have not become Vested Optioned Shares pursuant to the foregoing formula shall, on a pro rata basis (equally over two years), become Vested Optioned Shares upon the December 31st at the end of years six and seven of the Option (December 31, 2005 and December 31, 2006, respectively).

     2. Notwithstanding the foregoing vesting schedule, if Optionee's Continuous Status as an Employee has not terminated at the time of a Change of Control (as defined below), then upon a Change of Control, all Optioned Shares shall thereupon become Vested Optioned Shares. For purposes of this paragraph, a "Change of Control" shall be deemed to have occurred if there is a Control Transaction (as defined below) that results in a new Group of shareholders of the Company directly or indirectly owning more than fifty percent (50%) of the total number of outstanding shares entitled to vote of the Company. As used herein, "Control Transaction" shall mean (i) any tender offer for or acquisition of capital stock of the Company or (ii) any merger, consolidation, or sale of all or substantially all of the assets of the Company, but expressly excludes any transaction with Pensat or affiliates thereof or any public offering of capital stock by the Company. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended.


3. As an absolute condition to exercise, Optionee shall execute and deliver (in form acceptable to the Company) the Agreement Concerning Shares in substantially the form attached to the Option as Exhibit C.

     4. As an absolute condition to exercise, Optionee shall execute and deliver a binding written release, in form satisfactory to the Company, releasing any and all claims of any kind or nature relating to the employment relationship (including claims for wrongful termination or discrimination of any kind) that Optionee may have against the Company and/or its officers, agents, employees, directors and shareholders.

     5. Notwithstanding any provision in the Plan or Option Agreement to the contrary if Optionee is terminated for Cause, Optionee shall forfeit the right to exercise the Option in its entirety as to all Optioned Shares, whether or not they are Vested Optioned Shares at that time. As used herein, "Cause" means (1) egregious and willful misconduct by Optionee in connection with his employment, including without limitation, dishonesty or the continued intentional abuse of the Company's customers or employees, or (2) final conviction of a felonious crime, or (3) repeated instances of drug or alcohol abuse or unauthorized absences during scheduled work hours, or (4) repeated material failure to meet reasonable performance criteria as established by the Company and communicated by the Company to Optionee in writing which Optionee fails to cure within ninety
(90)  days.

     6. If this Option is an Incentive Stock Option, the provisions of this Exhibit B are intended to be construed as conditions to the exercise of this Option and not as conditions to the grant of this Option.

                                    EXHIBIT C
                                    ---------

                           AGREEMENT CONCERNING SHARES

     In consideration of the issuance to me of shares of common stock of Pointe Communications Corporation., a Nevada corporation (the "Company"), and other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge and accept, I hereby agree as follows:

     1. COVERED SHARES. This agreement applies to the shares of common stock of the Company set forth opposite my signature below and to any additional shares of stock of the Company (of any class) that I or my successors in interest may acquire hereafter.

     2. SECURITIES LAW MATTERS. I represent and warrant to the Company and its officers and directors that:

     -    I am a resident of ____________________ and no other state.

     - I am acquiring the shares for my own account to hold for investment, with no present intention of dividing my participation with others or reselling or participating, directly or indirectly, in a distribution of the shares, and I will not sell, transfer or otherwise sell the shares in violation of applicable state or federal securities laws.

     - The Company has made available to me, prior to the date hereof, the opportunity to ask questions of and receive answers concerning all aspects of the Company and to obtain any additional information relating to the Company and the shares that the Company possesses or that the Company could acquire without unreasonable effort or expense; and all such materials and information that I have requested have been made available to me and have been examined by me.

     - I have been represented by such financial, legal, and other professional advisors (each of whom has been selected by me), if any, as I have found necessary to consult concerning the shares and this agreement. I and such advisors (if any) have sufficient knowledge and experience in business and financial matters to evaluate the Company and the shares and the merits and risks of this investment in the Company and to protect my own interests in connection with this agreement, without need for the additional information that would be required to be included in registration statements under federal or state securities laws. I am capable of bearing the economic risk of this investment, and my circumstances are such that my financial condition, well being and lifestyle would not be materially adversely affected if I were to suffer a partial or total loss of my investment in the Company.

     - Without limiting the generality of the foregoing, I understand that as the owner of a minority interest in the Company, I will lack voting control over decisions relating to the Company and its affairs.

I understand that the shares have not been registered under state or federal securities laws, in reliance on the exemptions authorized by Sections 10-5-9(9) and 10-5-9(13) of the Georgia Securities Act of 1973, as amended, Section 4(2) of the federal Securities Act of 1933, as amended, and exemptive provisions of any other applicable federal or state securities laws. I understand and agree that stop-transfer instructions will be noted on the appropriate records of the Company and that there will be placed on any certificates for the shares a legend stating in substance:

These securities have not been registered under the federal Securities Act of 1933 (the "1933 Act") or the securities laws of any state. These securities have been issued or sold in reliance on the exemptions from registration contained in Sections 10-5-9(9) and 10-5-9(13) of the Georgia Securities Act of 1973, as amended, Section 4(2) of the 1933 Act, and exemptive provisions of any other applicable federal or state securities laws, and may not be sold or transferred except in a transaction which is exempt under such Acts or laws or pursuant to effective registrations under such Acts or laws.

     3. RESTRICTION ON TRANSFER. No interest in, or any part of, the shares may be sold, assigned, pledged, or otherwise transferred, voluntarily or involuntarily, except as permitted by this agreement or as may be approved in writing by the Company. Any attempt to transfer shares in violation of this agreement is ineffective, and the shares shall remain subject to this agreement.

     4. SALE SUBJECT TO RIGHT OF REFUSAL. I may transfer my shares if and only if the following conditions are met (and provided that no shares may be transferred to anyone who is ineligible to become a qualified shareholder under any applicable provision of federal or state tax law that the Company has adopted): (i) I must notify the Company in writing that I desire to sell my shares pursuant to a bona fide offer from a third party, a certified copy of which must be attached to the notice, and I must offer to sell the shares to the Company upon terms identical to those of the bona fide offer; (ii) the Company will then have the right to purchase the shares for 30 days after receiving the notice; (iii) if the Company does not exercise the right of refusal within the prescribed period, I may sell the shares pursuant to the bona fide offer, provided the transferee agrees in writing to be bound by the restrictions of this agreement and provided the sale is closed within 30 days after the expiration of the foregoing right of refusal. To exercise its right of refusal under this agreement, the Company must give written notice to me within the prescribed period. The Company may assign its rights pursuant to this paragraph to any person.

     5. LEGEND. Upon the execution of this agreement (and in connection with the issuance to me of any additional shares), the parties hereto shall cause the certificates representing my shares to be endorsed substantially as follows: "The transfer of these securities is restricted, and the securities are subject to certain other restrictions, pursuant to an Agreement Concerning Shares dated ___________, _____, a copy of which may be examined at the office of the corporation."

     6. MANDATORY SALE. If shareholders of the Company arrange to sell more than a simple majority of shares in the Company of the same class as my shares or arrange to sell all or substantially all of the assets of the Company, in each case to a third party in a bona fide, arm's length sale, then these shareholders may require me to sell all (or a corresponding amount proportionate to the percentage these shareholders as a group are selling) of my shares to the third party, or vote all of my shares in favor of the asset sale, at a price and on terms and conditions no less favorable than those at which these shareholders are selling or voting their shares. I expressly acknowledge and agree that the other shareholders of the Company are intended third party beneficiaries of this paragraph 6 and may directly enforce its provisions against me.

     7. REPURCHASE OPTION. The Company shall have the option exercisable by giving notice to me within six (6) months following my termination of Continuous Status as an Employee (as defined in the Pointe Communications Corporation Stock Option Plan) to repurchase my shares at their fair market value. Fair market value shall be determined by mutual agreement of the parties within ten (10) days after receipt by me of the aforesaid notice; provided, however, if the parties are not able to reach agreement within this ten-day period, then fair market value will be determined by an experienced, independent appraiser selected by the Company in good faith, the cost of which will be shared equally by the Company and me. Any determination of fair market value pursuant to the preceding sentence will be conclusive and binding on me. The Company shall exercise its option by notifying me of such exercise in writing, within ten (10) days of which the Company shall deliver certificates for such Shares, duly endorsed in blank, free and clear of all liens and encumbrances, and the Company shall concurrently deliver payment therefor; provided, however, if fair market value is determined by appraisal, the deliveries will occur within five (5) days after I receive notice of the appraised value. If I fail to so deliver such certificates, the Company may cancel such shares of record and deposit payment into escrow, for release to me pending delivery of the endorsed share certificates.

     8. DEPOSIT OF SHARES. For so long as my shares are subject to this agreement, I agree to deposit the certificates representing same with counsel designated by the Company to hold for my benefit subject to the terms hereof.

     9. NOTICES. Whenever this agreement provides that notice is to be given, the notice shall be in writing and, in the case of notice to the Company, shall be deemed given when received by the Company's President, and in the case of notice to me or to another shareholder, shall be deemed given when received or, if mailed by U.S. mail, postage prepaid, addressed to the person at the person's address then appearing on the Company's records, on the third calendar day after the date the notice is deposited in the mail.

     10. MISCELLANEOUS. The provisions of Sections 3, 4, 6, 7 and 8 hereof shall be applicable only for so long as the Company's shares of common stock are not traded on a national or regional stock exchange. This agreement shall be governed by and construed in accordance with the laws of the State of Georgia. This agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings (between me and any of the Company and its other shareholders) with respect to the subject matter hereof. This agreement may be modified only by a written instrument signed by all parties. In connection with any sale or surrender of shares to the Company or another purchaser pursuant to this agreement, I shall endorse and deliver the certificates for the shares, and both the Company (by signing below) and I agree to execute such other documents as may reasonably be required to carry out this agreement. When used herein, if required by the context, the masculine, feminine, or neuter gender shall include the other two genders, and the singular shall include the plural and vice versa. The section headings and any other captions set forth herein are for convenience of reference only and shall not be used in interpreting this agreement. If any action at law or in equity is necessary to enforce the terms of this agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument.

     Executed  effective  as  of  May  17,  1999.

Signature,  Name




and  Address:
            -




Pointe  Communications  Corporation


By:________________________________
Title:_____________________________

                                    EXHIBIT D
                                    ---------

                            NONCOMPETITION AGREEMENT

     AGREEMENT entered into as of the ____ day of __________, _____, between Pointe Communications Corporation, a Nevada corporation ("Employer"), and ________________________ ("Employee").

     Employer is in the business of providing services and solutions in the telecommuting industry (the "Business"). Employee currently is, or at the time of his termination was, employed by Employer as _________________________ of Employer (the "Capacity").

     To protect Employer's legitimate interests, Employer and Employee find it necessary and appropriate to restrict competition and certain other activities by Employee, on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the issuance of Employer stock to Employee as compensation, the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted by Employee, Employee agrees with Employer as follows:

     1. USE AND DISCLOSURE OF CONFIDENTIAL INFORMATION. During the period of two (2) years after Employee's employment has terminated for any reason whatsoever (or, in the case of trade secrets, for so long as the information in question remains a trade secret) and during any period Employee is employed by Employer hereafter, Employee shall not, without the prior written consent of Employer, directly or indirectly, divulge, disclose or publish to any person or entity, or reproduce or use in any way, except only as required for the benefit of Employer, any Confidential Information (as defined herein). Upon Employer's request and, in any event, upon the termination of Employee's employment with Employer for any reason whatsoever, Employee shall immediately return any reproductions of Confidential Information to Employer. For purposes of this Agreement, "Confidential Information" means any trade secrets and any information relating to Employer's business that is competitively sensitive and not generally known by the public, including processes, policies, procedures, techniques, designs, drawings, know-how, show-how, technical information, technology, specifications, products, computer programs (including computer programs developed, improved or modified by Employee for or on behalf of Employer for use in Employer's business), algorithms, systems, methods of operation, order entry forms, price lists, customer lists, customer information, solicitation leads, marketing research data, marketing and advertising materials and methods and manuals and forms, all of which pertain to the Business. Confidential Information does not include any information which (i) is available in published print or otherwise known to the public, unless published or made known as a result of acts or omissions of Employee, or (ii) is lawfully obtained by Employee in writing from a third party who did not acquire such confidential information or trade secret, directly or indirectly, from Employee or Employer.

     2. COMPETITION. During the period of eighteen (18) months after Employee's employment has terminated for any reason whatsoever and during any period Employee is employed by Employer hereafter, Employee shall not, directly or indirectly, for himself or on behalf of or in conjunction with any other person, firm or entity (except on behalf of Employer)--

          (a) Engage in the Business, in the same Capacity as Employee has been employed by Employer, anywhere within ________________________________
________________________________________________________________________________
__________ (the "Territory"), provided that, if Employee's employment with Employer is ended, the prohibition of this Section 2(a) applies only to the locations within such Territory where Employee actually was working during the six months immediately preceding the time Employee's employment with Employer ended;

          (b) Initiate any action to solicit in competition with the Business of Employer or to divert or attempt to divert from Employer the Business of any person, firm or entity for which Employer provided services in connection with the Business at any time during the period of twenty-four (24) months immediately preceding the time of such solicitation, diversion or attempt to divert and with whom Employee had material contact in the course of Employee's employment with Employer; or


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          (c)     Initiate  any  action  to  hire  for  any  other  employer any employee of the Employer or directly or indirectly cause any employee of the Employer to leave his employment in order to work for another.

     Employee acknowledges that Employer has conducted and expects to conduct its Business throughout the Territory and that Employer expects that during the aforesaid period, Employer will continue to expand its Business throughout the Territory and that this expectation is realistic; that Employee shall be engaged in Employer's Business, in the Capacity, with respect to Employer's activities throughout the Territory; and that because of Employee's association with Employer, Employer's Business would be seriously and irreparably harmed if Employee were to compete with Employer in the manner prohibited above.

     3.     REPURCHASE  OPTION.    If  Employee  breaches  his obligations under
Section 2 hereof, Employer shall have the option to repurchase any and all shares acquired by Employee pursuant to the TeleCommute Solutions Stock Option Plan (the "Plan") at a purchase price equal to Employee's Option Price thereunder. Employer shall exercise its option by notifying Employee of such exercise in writing, within ten (10) days of which Employee shall deliver certificates for such shares, duly endorsed in blank, free and clear of all liens and encumbrances, and Employer shall concurrently deliver payment therefor. If Employee fails to so deliver such certificates, Employer may cancel such shares of record and deposit payment into escrow, for release to Employee pending delivery of the endorsed share certificates.

     4. INJUNCTION. As any breach by Employee of any of the covenants contained in this Agreement would result in irreparable injury to Employer, and as the damages arising out of any such breach would be difficult to ascertain, Employee agrees that, in addition to all other remedies provided by law or in equity, Employer shall be entitled to an injunction against any such breach, whether actual or contemplated.

     5. SETOFF. Employer shall be entitled to set off against any compensation, commissions and other payments of any kind owed to Employee any amounts owing to Employer as a result of a breach of this Agreement or otherwise.

     6. MODIFICATION. Should any provision of this Agreement be declared unenforceable by a court of competent jurisdiction, the parties request that such court modify such provision in a manner consistent with the intent of this Agreement so that it shall be enforceable as modified to the greatest extent, in the largest territory, and for the longest duration as may be permitted by law.

     7. SEVERABILITY. If any provision of this Agreement shall for any reason be held illegal or unenforceable, such provision shall be deemed severable from the remaining provisions of this Agreement and shall in no way affect or impair the validity or enforceability of the remaining provisions of this Agreement.

     8. CUMULATIVE RIGHTS. Any rights and remedies of Employer pursuant to this Agreement shall be in addition to and cumulative of, and shall in no way limit or supersede, any other rights and remedies Employer may have under law or in equity or pursuant to any other agreement with Employee.

     9. MISCELLANEOUS. As to the subject matter hereof, this Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto and constitutes the entire agreement between the parties. Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged. Failure or delay of either party to insist upon compliance with any provision hereof will not operate and is not to be construed as a waiver or amendment of the provision or the right of the aggrieved party to insist upon compliance with such provision or to take remedial steps to recover damages or other relief for noncompliance. Any express waiver of any provision of this Agreement will not operate and is not to be construed as a waiver of any subsequent breach, whether occurring under similar or dissimilar circumstances. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, executors and personal representatives, but neither this Agreement nor any rights hereunder shall be assignable by Employee. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. The captions set forth herein are for convenience of reference only and shall not be used in interpreting this Agreement. "Including" means including without limitation. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     EXECUTED  as  of  the  date  first  above  written.

                             EMPLOYEE:


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                  __________________________________________________
                             Name:  __________________________________________

                             EMPLOYER:

                             Pointe  Communications  Corporation


                             By:______________________________________________
                             Name:____________________________________________
                             Title:___________________________________________


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